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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 23, 2003
                                                         -----------------


                             Buckeye Partners, L.P.
                             -----------------------
                 (Exact Name of Registrant Specified in Charter)

      Delaware                       1-9356                     23-2432497
  ----------------            --------------------             --------------
   (State or Other              (Commission File              (I.R.S. Employer
   Jurisdiction of                   Number)                 Identification No.)
   Incorporation)


    5 Radnor Corporate Center, Suite 500
             100 Matsonford Road
                 Radnor, PA                                          19087
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  (Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (484) 232-4000
                                                           --------------



                                 Not Applicable
                    -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)   Exhibits.

  99.1  Press Release, dated October 23, 2003, issued by Buckeye Partners, L.P.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2003, Buckeye Partners, L.P. issued a press release announcing its third quarter 2003 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

Use of Non-GAAP Financial Information

To supplement its financial statements presented in accordance with GAAP, the Registrant has presented the non-GAAP financial measure of "Net Income before a special charge" to enhance the user's overall understanding of the Registrant's current financial performance. Specifically, the Registrant believes that the presentation of Net Income before a special charge for the current period provides useful information to both management and investors by allowing a meaningful comparison of the Registrant's current operating results (which were impacted by a special charge relating to the prepayment of indebtedness) to the operating results of prior periods (which were not impacted by any such charge). The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

This report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BUCKEYE PARTNERS, L.P.

                                         By:  Buckeye Pipe Line Company,
                                              its General Partner


                                              By:  STEPHEN C. MUTHER
                                                   -----------------------------
                                                   Stephen C. Muther
                                                   Senior Vice President
                                                   Administration,
                                                   General Counsel and Secretary



Dated: October 24, 2003



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                                  Exhibit Index

  Exhibit
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
  99.1     Press Release, dated October 23, 2003, issued by Buckeye Partners, L.P.
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